UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

PRESTIGE BRANDS HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533

(Address of principal executive offices, including zip code)

(914) 524-6810

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 30, 2012, Prestige Brands Holdings, Inc. (the “Company”) completed its previously announced acquisition of the Debrox® and Gly-Oxide® over-the-counter (OTC) pharmaceutical brands sold in North America, including certain related contracts, trademarks and inventory (the “Assets”), from GlaxoSmithKline plc and certain of its affiliates (collectively, “GSK”) pursuant to the business sale and purchase agreement dated as of December 20, 2011 (the “Purchase Agreement”) by and among the Company and GSK. A copy of the Purchase Agreement was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 27, 2011, and is incorporated herein by reference. The purchase price for the Assets was $45 million in cash, subject to a post-closing inventory adjustment to be determined. The purchase price was funded by cash provided by the issuance of senior secured debt under the Company’s $660 million New Term Loan Facility and the issuance of $250 million in Senior Notes, which were discussed in Item 1.01 of the Current Report on Form 8-K filed with the Commission on February 2, 2012 and is incorporated herein by reference. The completion of the acquisition of the Assets completes the Company’s acquisition from GSK of a total of 17 OTC pharmaceutical brands sold in North America. The Company’s acquisition of 15 OTC pharmaceutical brands from GSK was completed on January 31, 2012, which was further discussed in Item 2.01 of the Company’s Current Report on Form 8-K filed with the Commission on February 2, 2012 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 2, 2012, the Company issued a press release announcing that it had completed the acquisition of the Assets, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The required financial statements of the business acquired from GSK will be filed through an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The required pro forma financial information of the Company will be filed through an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: April 2, 2012	By:	/s/ Ronald M. Lombardi
Ronald M. Lombardi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Business Sale and Purchase Agreement, dated December 20, 2011, between GlaxoSmithKline LLC, GlaxoSmithKline Consumer Healthcare L.P., GlaxoSmithKline plc and Prestige Brands Holdings, Inc. (filed as Exhibit 2.2 to the Current Report on Form 8-K filed with the Commission on December 27, 2011 and incorporated herein by reference).

99.1	Press Release of Prestige Brands Holdings, Inc. dated April 2, 2012.